Capital Management	12 Months Ended
Dec. 31, 2019
Capital Management [Abstract]
Capital Management

NOTE 25. CAPITAL MANAGEMENT

The Corporation’s strategy is to carry a capital base to maintain investor, creditor and market confidence and to sustain future development of the business. The Corporation seeks to maintain a balance between the level of long-term debt and shareholders’ equity to ensure access to capital markets to fund growth and working capital given the cyclical nature of the oilfield services sector. The Corporation strives to maintain a conservative ratio of long-term debt to long-term debt plus equity. As at December 31, 2019 and 2018, these ratios were as follows:

	2019	2018
Long-term debt	$1,427,181	$1,706,253
Shareholders’ equity	1,527,432	1,557,752
Total capitalization	$2,954,613	$3,264,005
Long-term debt to long-term debt plus equity ratio	0.48	0.52

As at December 31, 2019, liquidity remained sufficient as Precision had $75 million (2018 – $97 million) in cash and access to the US$500 million Senior Credit Facility (2018 – US$500 million) and $98 million (2018 – $101 million) secured operating facilities. As at December 31, 2019, no amounts (2018 – US$ nil) were drawn on the Senior Credit Facility with availability reduced by US$25 million (2018 – US$28 million) in outstanding letters of credit. Availability of the $40 million secured operating facility and US$30 million secured facility for the issuance of letters of credit and performance and bid bonds were reduced by outstanding letters of credit of $26 million (2018 – $28 million) and US$2 million (2018 – US$2 million), respectively. There was no amount drawn on the US$15 million secured operating facility.